UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2013 (Items 3.03 and 5.03); February 13, 2013 (Item 8.01)

General Growth Properties, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34948 (Commission File Number)	27-2963337 (I.R.S. Employer Identification No.)

110 N. Wacker Drive, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 960-5000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders.

On February 11, 2013, General Growth Properties, Inc. (the “Company”) filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of its 6.375% Series A Cumulative Redeemable Preferred Stock, liquidation preference $25.00 per share, par value $0.01 per share (the “Series A Preferred Stock”).  The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Upon issuance of the Series A Preferred Stock on February 13, 2013, the ability of the Company to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Company that rank junior or on parity to the Series A Preferred Stock will be subject to certain restrictions in the event that full cumulative dividends on the Series A Preferred Stock have not been or are not contemporaneously declared or paid or a sufficient sum has not been set apart for payment for all past dividend periods and the current dividend period.  The terms of the Series A Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 11, 2013, the Company filed the Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Series A Preferred Stock.  The Certificate of Designations became effective upon filing, and a copy is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01. Other Events.

On February 13, 2013, the Company completed a public offering (the “Offering”) of 10,000,000 shares (“shares”) of its Series A Preferred Stock at a public offering price of $25.00 per share, pursuant to an underwriting agreement (the “Underwriting Agreement”) dated February 6, 2013, with Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein (the “Underwriters”).  Under the Underwriting Agreement, the Company granted the Underwriters an option to purchase up to an additional 1,500,000 shares to cover over-allotments, if any.  The Underwriting Agreement contains various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The shares of Series A Preferred Stock were issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-182380) (the “Registration Statement”), which became effective upon filing with the Securities and Exchange Commission on June 26, 2012.

The description of the Underwriting Agreement set forth above is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein for the purpose of filing Exhibit 1.1 as an exhibit to the Registration Statement and such exhibit is hereby incorporated by reference into the Registration Statement.

The form of certificate representing the Series A Preferred Stock is attached as Exhibit 4.1 to this Current Report on Form 8-K.  A copy of the opinion of Sullivan & Cromwell LLP, special counsel of the Company, relating to the validity of the shares of Series A Preferred Stock, is attached as Exhibit 5.1 to this Current Report on Form 8-K.  A copy of the opinion of Arnold & Porter LLP, special tax counsel of the Company, relating to certain tax matters related to the Company’s qualification as a REIT, is attached as Exhibit 8.1 to this Current Report on Form 8-K.  Exhibits 4.1, 5.1 and 8.1 of this Current Report on Form 8-K are hereby incorporated by reference into the Registration Statement.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
1.1

Underwriting Agreement, dated February 6, 2013, by and among General Growth Properties, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein.

3.1	Certificate of Designations of General Growth Properties, Inc., filed with the Secretary of State of the State of Delaware and effective February 11, 2013.
4.1	Form of certificate representing the Series A Preferred Stock.
5.1	Opinion of Sullivan & Cromwell LLP, Special Counsel of the Company.
8.1	Opinion of Arnold & Porter LLP, Special Tax Counsel of the Company.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).
23.2	Consent of Arnold & Porter LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC. (Registrant)

Date: February 13, 2013	By:	/s/ STACIE L. HERRON

Stacie L. Herron
Vice President and Secretary

EXHIBIT INDEX

Number	Description	Method of Filing
1.1

Underwriting Agreement, dated February 6, 2013, by and among General Growth Properties, Inc. and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein.

Filed herewith.
3.1	Certificate of Designations of General Growth Properties, Inc., filed with the Secretary of State of the State of Delaware and effective February 11, 2013.	Filed herewith.
4.1	Form of certificate representing the Series A Preferred Stock.	Filed herewith.
5.1	Opinion of Sullivan & Cromwell LLP, Special Counsel of the Company.	Filed herewith.
8.1	Opinion of Arnold & Porter LLP, Special Tax Counsel of the Company.	Filed herewith.
23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1).	Included in Exhibit 5.1
23.2	Consent of Arnold & Porter LLP (included in Exhibit 8.1).	Included in Exhibit 8.1